                                                                    EXHIBIT 99.3



              SERIES B 11 3/4% SENIOR SUBORDINATED NOTES DUE 2005







                         THIRD SUPPLEMENT TO INDENTURE

                         DATED AS OF NOVEMBER 28, 2000



                             HINES NURSERIES, INC.,
                                   AS ISSUER

                            HINES HORTICULTURE, INC.
                                      AND
                           SUN GRO HORTICULTURE INC.,
                                 AS GUARANTORS,

                        ENVIRO-SAFE LABORATORIES, INC.,
                            AS ADDITIONAL GUARANTOR

                                      AND

                             THE BANK OF NEW YORK,
                                   AS TRUSTEE

                         THIRD SUPPLEMENT TO INDENTURE

          This Third Supplement to Indenture is dated as of November 28, 2000 by and among Hines Nurseries, Inc., a California corporation formerly known as Hines Horticulture, Inc. (the "Company"), Hines Horticulture, Inc., a Delaware corporation and successor by merger to Hines Holdings, Inc. ("Parent"), Sun Gro Horticulture Inc., a Nevada corporation ("Sun Gro-U.S."), Enviro-Safe Laboratories, Inc., a Florida corporation ("Enviro-Safe" and together with Sun Gro-U.S. and Parent, the "Guarantors"), and The Bank of New York, a New York banking corporation (the "Successor Trustee"), as successor Trustee to IBJ Schroder Bank & Trust Company (the "Original Trustee") with respect to the Company's 11 3/4% Senior Subordinated Notes due 2005 and Series B 11 3/4% Senior Subordinated Notes due 2005 (the "Third Supplement"). Capitalized terms used but not otherwise defined in this Third Supplement shall have the meanings ascribed to such terms in the Indenture as amended and supplemented from time to time in accordance with its terms.

          WHEREAS, the Company, Parent, Sun Gro-U.S. and the Original Trustee entered into the Indenture, dated as of October 19, 1995, as amended and supplemented by the First Supplement to Indenture (the "First Supplement"), dated June 26, 1998, and the Second Supplement to Indenture (the "Second Supplement"), dated November 22, 2000 (as amended and supplemented, the "Indenture");

          WHEREAS, the parties hereto wish to amend the Indenture to (i) modify the definition of "Permitted Indebtedness" in Section 1.01 as set forth herein;
(ii) increase the purchase price upon a Change of Control Offer from 101.00% to 105.00%; and (iii) add to the events constituting a "Change of Control" in
Section 1.01 as set forth herein (the "Amendment to the Indenture");

          WHEREAS, the parties hereto wish to amend the Notes to (i) increase the interest rate payable thereon from 11 3/4% to 12 3/4% per annum; (ii) increase the optional redemption price to 106.00%; and (iii) require payment at maturity of a premium equal to 5.00% of the principal amount to be repaid, each as set forth in the amended Note attached hereto as Exhibit A (the "Amendment to the Notes" and together with the Amendment to the Indenture, the "Amendment");

          WHEREAS, the Holder or Holders of at least 60% of the aggregate principal amount of Notes outstanding have waived compliance with the provision set forth in Section 9.05 of the Indenture, which requires that the record date with respect to a consent solicitation shall be at least 30 days prior to the first solicitation of such consent (the "Waiver"); and

          WHEREAS, the boards of directors of the Company and the Guarantors have approved and adopted the Amendment and the form, terms and provisions of the Third Supplement, and the Holder or Holders of at least a majority in aggregate principal amount of the outstanding Notes have consented to the Amendment pursuant to Section 9.02 of the Indenture.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                   ARTICLE I
                                   AMENDMENT

          Section 1.01.  Amendment to Section 1.01 of the Indenture.
                         ------------------------------------------

          (a) The following sentence shall be added at the end of the definition of "Change of Control":

          "Without limiting or modifying the preceding in any respect, a Change of control shall also be deemed to occur upon the occurrence of one or more of the following events, in addition to the events described in the first sentence above: (i) the sale, lease, exchange or other transfer (by merger, consolidation or otherwise), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company or Hines Horticulture, Inc., a Delaware corporation and the successor by merger to Holdings ("Hines Horticulture"), to Madison Dearborn or any of its Affiliates (or to any Person in which Madison Dearborn or any of its Affiliates holds more than 50% of the economic interests or more than 20% of the voting interests); (ii) the acquisition (by merger, consolidation or otherwise) by Madison Dearborn or any of its Affiliates (or by any Person in which Madison Dearborn or any of its Affiliates holds more than 50% of the economic interests or more than 20% of the voting interests), directly or indirectly, of all or substantially all of the voting stock of Hines Horticulture in one transaction or a series of related transactions if, after such acquisition, either (a) Hines Horticulture ceases to have any class of equity securities registered under the Securities Exchange Act of 1934, as amended, or (b) Hines Horticulture ceases to have any class of equity securities listed on the Nasdaq National Market System or on any national securities exchange; or (iii) the acquisition by any Person or Group (other than Madison Dearborn) directly or indirectly, of more than 40% of the voting power of Hines Horticulture; or (iv) the acquisition by any Person (other than Hines Horticulture) of any Capital Stock of the Company

         (b)      Clause (ii) of the definition of "Permitted Indebtedness" in
Section 1.01 of the Indenture is hereby amended to read as follows:

          "(ii) Indebtedness of the Company and its Subsidiaries (and the Company and each Subsidiary of the Company to the extent it is not an obligor may guarantee such Indebtedness) incurred under the Senior Credit Facilities in an aggregate principal amount not to exceed $365 million (less the amount of all mandatory principal repayments and required permanent reductions made thereunder) plus up to an additional $35 million in Indebtedness under the supplemental revolving credit facility of the Senior Credit Facilities, provided that any borrowings under such supplemental revolving credit facility borrowed and outstanding on or before March 15 and on or after June 15 of 2001and 2002 shall not constitute Permitted Indebtedness;"

     Section 1.02. Amendment to Section 4.15 of the Indenture. The reference to "101%" in the first sentence of Section 4.15(a) is hereby amended to refer to "105%."

     Section 1.03. Amendment to the Notes. The Notes are hereby amended to read as set forth in the amended Note attached hereto as Exhibit A, and each Holder and all Holders of Notes outstanding on or after the date of this agreement are entitled to all of the rights and privileges set forth therein.


                                   ARTICLE II
                            MISCELLANEOUS PROVISIONS

          Section 2.01. Instruments to be Read Together. This Third Supplement is an indenture supplement to and in implementation of the Indenture, and said Indenture and the First Supplement, Second Supplement and this Third Supplement shall henceforth be read together.

          Section 2.02. Confirmation. The Indenture, as amended and supplemented by this Third Supplement, is in all respects confirmed and preserved.

          Section 2.03. Counterparts. This Third Supplement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute one and the same instrument.

          Section 2.04. Effectiveness. This Third Supplement shall become effective immediately upon its execution in accordance with the provisions of Article Nine of the Indenture.

          Section 2.05. GOVERNING LAW. THIS THIRD SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF THE CONFLICTS OF LAWS RULES THEREOF.

          Section 2.06. Disclaimer of Successor Trustee's Responsibility. In executing this Third Supplement, the Successor Trustee shall be entitled to all the privileged and immunities afforded to the Trustee under the terms and conditions of the Indenture.

                              *     *     *     *

     IN WITNESS WHEREOF, the parties hereto have caused this Third Supplement to Indenture to be duly executed as of the date first above written.

                              HINES NURSERIES, INC.


                              By:   /s/ Claudia M. Pieropan
                                    ------------------------------------
                              Name: Claudia M. Pieropan
                              Its:  Chief Financial Officer and Secretary

                              HINES HORTICULTURE, INC.


                              By:   /s/ Claudia M. Pieropan
                                    ------------------------------------
                              Name: Claudia M. Pieropan
                              Its:  Chief Financial Officer and Secretary


                              SUN GRO HORTICULTURE INC.


                              By:   /s/ Claudia M. Pieropan
                                    ------------------------------------
                              Name: Claudia M. Pieropan
                              Its:  Chief Financial Officer and Secretary


                              ENVIRO-SAFE LABORATORIES, INC.


                              By:   /s/ Claudia M. Pieropan
                                    ------------------------------------
                              Name: Claudia M. Pieropan
                              Its:  Chief Financial Officer and Secretary


                              THE BANK OF NEW YORK


                              By:   /s/ Van K. Brown
                                    ------------------------------------
                              Name: Van K. Brown
                              Its:  Vice President

                                                                       EXHIBIT A
                                 [FORM OF NOTE]
                                                           CUSIP No.: 433245 AB3

                             HINES NURSERIES, INC.
                  (formerly known as Hines Horticulture, Inc.)

               SERIES B 11 3/4% SENIOR SUBORDINATED NOTE DUE 2005
                  Amended and Restated as of November 22, 2000

          The Series B 11 3/4% Senior Subordinated Notes due 2005 were originally issued on February 20, 1996.

No.                                                     $

          HINES NURSERIES, INC., a California corporation formerly known as Hines Horticulture, Inc. (the "Company," which term includes any successor
entity), for value received promises to pay to                       or
registered assigns, the principal sum of                               Dollars
(the "Principal Amount") on October 15, 2005 (the "Maturity Date") plus an additional payment to be paid on the Maturity Date in an amount equal to 5.00% of the Principal Amount to be repaid on the Maturity Date.

          Interest Payment Dates:   June 30 and December 31

          Record Dates:             June 15 and December 15

          Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                              HINES NURSERIES, INC.

                              By:   _____________________________
                              Name:
                              Title:

                              By:   _____________________________
                              Name:
Dated:                              Title:

                         Certificate of Authentication

          This is one of the Series B 11 3/4% Senior Subordinated Notes due 2005 referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK, as Trustee

Dated:                              By:  ______________________________
                                    Authorized Signatory

                             (REVERSE OF SECURITY)

               Series B 11 3/4% Senior Subordinated Note due 2005

          1. Interest. HINES NURSERIES, INC., a California corporation formerly known as Hines Horticulture, Inc. (the "Company"), promises to pay interest on the principal amount of this Note at rate per annum of 11 3/4%; provided, however, that beginning on November 22, 2000 (the second business day after effectiveness of the Third Supplement), such rate shall be 12 3/4%. Interest on the Notes will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from October 19, 1995. The Company will pay interest semi-annually in arrears on each Interest Payment Date, commencing December 31, 1995. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and on overdue installments of interest from time to time on demand at the rate borne by the Notes plus 2% per annum and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

          2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date even if the Notes are canceled on registration of transfer or registration of exchange after such Record Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by its check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3. Paying Agent and Registrar. The Bank of New York, a New York banking corporation (the "BONY"), will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders.

          4. Indenture and Guarantee. The Company issued the Notes under an Indenture, dated as of October 19, 1995 (the "Indenture"), among the Company, formerly known as Hines Horticulture, Inc., Hines Horticulture, Inc., a Delaware corporation and successor by merger to Hines Holdings, Inc. ("Holdings"), Sun Gro Horticulture Inc., a Nevada corporation ("Sun Gro-U.S."), and Enviro-Safe Laboratories, Inc., a Florida corporation ("Enviro-Safe" and together with Sun Gro-U.S. and Holdings, the "Guarantors") and BONY (in such capacity, the "Trustee"), as successor trustee to IBJ Schroder Bank & Trust Company. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code 55 77aaa-l7bbbb) (the "TIA"), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. The Notes are general unsecured obligations of the Company and were initially limited in aggregate principal amount to $120,000,000. After giving effect to the partial redemption of the Notes that occurred on June 28, 1998, the Notes are limited in aggregate principal amount to $78,000,000. Payment on each Note is guaranteed on a senior subordinated basis by the Guarantors pursuant to Article Eleven of the Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          5. Subordination. The Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Senior Debt of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. The Guarantees in respect of the Notes are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full in cash or Cash Equivalents of all Guarantor Senior Debt of each Guarantor, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in- fact for such purposes.

          6.   Redemption.
               ----------

          (a) Optional Redemption. The Notes will be redeemable, at the Company's option, in whole at any time or in part from time to time, on and after October 15, 2000, upon not less than 30 nor more than 60 days' notice, at a redemption price of 106.00% of the principal amount thereof, plus accrued interest thereon to the date of redemption.

          (b) Optional Redemption Upon Public Equity Offerings. At any time, or from time to time, on or prior to October 15, 1998, the Company may, at its option, use the net cash proceeds of one or more Public Equity Offerings (as defined in the Indenture) to redeem the Notes at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the twelve-month period commencing on October 15 of the year set forth below plus, in each case, accrued and unpaid interest thereon, if any, to the date of redemption:

Year                                               Percentage
----                                               ----------
1995 . . . . . . . . . . . . . . . . . . . . .     111.750%
1996 . . . . . . . . . . . . . . . . . . . . .     110.444%
1997 . . . . . . . . . . . . . . . . . . . . .     109.139%

provided that at least 65% of the initial principal amount of Notes originally issued remains outstanding immediately after any such redemption.

          In order to effect the foregoing redemption with the proceeds of any Public Equity Offering, the Company shall make such redemption not more than 120 days after the consummation of any such Public Equity Offering.

          7. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's registered address. Notes in denominations larger than $1,000 may be redeemed in part.

          Except as set forth in the Indenture, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent for redemption on such Redemption Date, then, unless the Company defaults in the payment of such Redemption Price plus accrued interest, if any, the Notes called for redemption will cease to bear interest from and after such Redemption Date and the only right of the Holders of such Notes will be to receive payment of the Redemption Price plus accrued interest, if any.

          8. Offers to Purchase. Sections 4.15 and 4.16 of the Indenture provide that, after certain Asset Sales (as defined in the Indenture) and upon the occurrence of a Change of Control (as defined in the Indenture), and subject to further limitations contained therein, the Company will make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          9. Denominations: Transfer: Exchange. The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Notes or portions thereof selected for redemption.

         10. Persons Deemed Owners. The registered Holder of a Note shall be treated as the owner of it for all purposes.

         11. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

          12. Discharge Prior to Redemption or Maturity. If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including certain covenants, but excluding its obligation to pay the principal of and interest on the Notes).

          13. Amendment; Supplement; Waiver. Subject to certain exceptions, the Indenture, the Notes or the Guarantee may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and any existing Default or Event of Default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or comply with Article Five of the Indenture or make any other change that does not adversely affect in any material respect the rights of any Holder of a Note.

          14. Restrictive Covenants. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness or Liens, make payments in respect of its Capital Stock or certain Indebtedness, enter into transactions with Affiliates, create dividend or other payment restrictions affecting Subsidiaries, merge or consolidate with any other Person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation. Such limitations are subject to a number of important qualifications and exceptions. The Company must annually report to the Trustee on compliance with such limitations.

          15. Successors. When a successor assumes, in accordance with the Indenture, all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

          16. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable in the manner, at the time and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity reasonably satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

          17. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with Holdings, the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

          18. No Recourse Against Others. No stockholder, director, officer, employee or incorporator, as such, of the Company shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

          19. Authentication. This Note shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on this Note.

          20. Governing Law. The laws of the State of New York shall govern this Note and the Indenture, without regard to principles of conflict of laws.

          21. Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          22. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

          23. Indenture. Each Holder, by accepting a Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

          The Company will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture, which has the text of this Note in larger type. Requests may be made to: Hines Nurseries, Inc., 12621 Jeffrey Road, Irvine, California 92620, Attn: Chief Executive Officer.

                [FORM OF NOTATION ON NOTE RELATING TO GUARANTEE]

                         SENIOR SUBORDINATED GUARANTEE


          Hines Horticulture, Inc., a Delaware corporation and successor by merger to Hines Holdings, Inc. ("Holdings"), Sun Gro Horticulture Inc., a Nevada corporation ("Sun Gro-U.S."), and Enviro-Safe Laboratories, Inc., a Florida corporation ("Enviro-Safe" and together with Sun Gro-U.S. and Holdings, the "Guarantors") have unconditionally guaranteed on a senior subordinated basis (such guarantee by each Guarantor being referred to herein as the "Guarantee")
(i) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Eleven and Article Twelve of the Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

          The obligations of each Guarantor to the Holders and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Debt of such Guarantor, to the extent and in the manner provided, in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of the Guarantee therein made.

          No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Guarantees.

          The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                    HINES HORTICULTURE, INC.


                                    By: _________________________
                                    Name:  Claudia M. Pieropan
Attest: ________________________    Title: Chief Financial Officer
and Secretary


                                    SUN GRO HORTICULTURE INC.


                                    By: _________________________
                                    Name:  Claudia M. Pieropan
Attest: ________________________    Title: Chief Financial Officer
and Secretary


                                    ENVIRO-SAFE LABORATORIES, INC.


                                    By: _________________________
                                    Name:  Claudia M. Pieropan
Attest: ________________________    Title: Chief Financial Officer
and Secretary

                                ASSIGNMENT FORM

          If you the Holder want to assign this Note, fill, in the form below and have your signature guaranteed:


I or we assign and transfer this Note to:

______________________________________________________________________________

 (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint_______________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

     Date:  _________________________  Signed: _______________________________
                                               (Sign exactly as your name
                                                   appears on the other side of
                                                   this Note)

Signature Guarantee: _____________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]


If you want to elect to have this Note purchased by the Company pursuant to
Section 4.15 or Section 4.16 of the Indenture, check the appropriate box:

          Section 4.15       [      ]
          Section 4.16       [      ]

          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:


$_____________________________


Dated: _______________________  _______________________________________________

                                NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.


           Signature Guarantee: _____________________________________